                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


                          C U R R E N T  R E P O R T



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                               November 5, 1995
                              -------------------
               Date of Report (Date of Earliest Event Reported)


                           FIRST INTERSTATE BANCORP
                           ------------------------
            (Exact Name of Registrant As Specified In Its Charter)


                                   Delaware
               ------------------------------------------------
                (State Or Other Jurisdiction of Incorporation)

                    1-4114                      95-1418530
           -----------------------  --------------------------------
          (Commission File Number)  (IRS Employer Identification No.)

                             633 West Fifth Street
                         Los Angles, California  90071
             ----------------------------------------------------
             (Address Of Principal Executive Offices)  (Zip Code)

                                (213)  614-3001
              --------------------------------------------------
             (Registrant's Telephone Number, including Area Code)


                                NOT APPLICABLE
         ------------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report)

     Item 5.  Other Events

               On November 5, 1995 the Board of Directors of First Interstate Bancorp (the "Company"), in connection with the Agreement and Plan of Merger (the "Merger Agreement") amongst itself, First Bank System, Inc., a Delaware corporation ("FBS"), and Eleven Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of FBS ("FBS Sub"), pursuant to which FBS Sub would merge with and into the Company, authorized the execution of an amendment (the "Amendment") to the Rights Agreement, dated as of November 21, 1988 between the Company and First Interstate Bank, Ltd., as Rights Agent (the "Rights Agreement"). The Rights Agreement as amended by the Amendment sets forth the description and the terms of the rights held by holders of Company Common Stock to purchase from the Company one share of Company Common Stock at a price of $170.00 per share (the "Purchase Price"), subject to adjustment.

               The Company executed the Amendment in order to (x) amend the definition of "Acquiring Person" set forth in the Rights Agreement to provide that so long as FBS is in compliance with all material terms, conditions and obligations imposed upon it by the Merger Agreement and the Stock Option Agreement, dated as of November 5, 1995, between the Company, as issuer, and FBS, as grantee (the "Stock Option Agreement") neither FBS nor any affiliated or associated party (collectively with FBS, the "FBS Parties") will be deemed to be an Acquiring Person by virtue of the fact that FBS is the Beneficial Owner (as defined in the Rights Agreement) solely of Common Stock (i) of which any FBS Party is or becomes the Beneficial Owner by reason of the approval, execution or delivery of the Merger Agreement, or the Stock Option Agreement, or by reason of the consummation of any transaction contemplated in the Merger Agreement and/or the Stock Option Agreement, (ii) of which any FBS Party is the Beneficial Owner on November 5, 1995, (iii) of which any FBS Party becomes the Beneficial Owner after November 5, 1995, provided, however, that the
                                              --------  -------
     aggregate number of Common Shares which may be Beneficially Owned by the FBS Parties pursuant to this clause (iii) shall not exceed 5% of the number of shares of Common Stock outstanding, (iv) acquired in satisfaction of a debt contracted prior to November 5, 1995, in good faith, (v) held by any FBS Party in a bona fide fiduciary or depository capacity or (vi) owned in the ordinary course of business by either (A) an investment company registered under the Investment Company Act of 1940, as amended, or (B) an investment account, for either of which any FBS Party acts as investment advisor and
    (y) to exclude the transactions contemplated by the Merger Agreement from the provision in the Rights Agreement setting forth certain circumstances in which the Rights flip over and become exercisable for shares of stock of a company other than the Company.

              The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as an exhibit and incorporated herein by reference.

    Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

         (c) Exhibits

              The following exhibit is filed with this report:

         Exhibit No.               Description
         -----------               -----------

              4.1 Amendment, dated as of November 5, 1995, to the Rights Agreement, dated as of November 21, 1988 by and between First Interstate Bancorp and First Interstate Bank Ltd., as Rights Agent.

                                   SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                  FIRST INTERSTATE BANCORP



                                  By: /s/ William J. Bogaard
                                     ----------------------------------
                                     Name:   William J. Bogaard
                                     Title:  Executive Vice President
                                              and General Counsel


     Dated:  November 15, 1995

                              EXHIBIT INDEX

     Exhibit
     Number                   Description
     ------                   -----------

     4.1 Amendment, dated as of November 5, 1995, to the Rights Agreement, dated as of November 21, 1988 by and between First Interstate Bancorp and First Interstate Bank Ltd., as Rights Agent.








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